EXHIBIT 23
                                             1994 10-K





              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 33-65316 and 33-48665).


                                   ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin
September 26, 1994.